UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 18, 2010

AMERICAN BIOGENETIC SCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27454	11-2655906
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor, New York, NY		10005
(Address of Principal Executive Offices)		(ZIP Code)

Registrant's telephone number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Change in Control of Registrant.

On August 13, 2010, Richard Rubin, the registrant’s CEO, Chairman and principal stockholder, sold 766,000 or 70% of the issued and outstanding shares of common stock of the registrant for three hundred thousand ($300,000) Dollars pursuant to a private securities purchase agreement to Investment Consolidation Pty Ltd, as trustee for the Troy Grogan Equity Trust, which trust is organized under the laws of New South Wales, Australia.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 18, 2010

American Biogenetic Sciences, Inc.
By: Richard Rubin, CEO, CFO and Chairman
/s/ Richard Rubin